FIRST AMENDMENT
TO SECOND AMENDMENT TO MASTER LOAN AGREEMENT
AND
THIRD AMENDMENT TO MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDMENT TO MASTER LOAN AGREEMENT and THIRD AMENDMENT TO MASTER LOAN AGREEMENT (this "Amendment") is entered into as of the 22nd day of March, 2023, by and between CONTRAIL AVIATION SUPPORT, LLC ("CAS"), Contrail Aviation Leasing, LLC ("CAL," and together with CAS, collectively, the "Borrowers") and OLD NATIONAL BANK (the "Lender, and together with CAS and CAL, collectively the "Parties") and amends that certain Second Amendment to Master Loan Agreement dated as of November 8, 2022 ("Second Amendment").

RECITALS

The Parties are parties to the Master Loan Agreement dated as of June 24, 2019, as amended by the First Amendment to Master Loan Agreement dated November 24, 2020, and the Second Amendment by and among the Parties (collectively, the "Master Loan Agreement").

The Parties desire to amend the Second Amendment as provided below.

AGREEMENT

In consideration of the recitals, the promises and agreements set forth in the Master Loan Agreement, including without limitation the Second Amendment, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS AND REFERENCES.

Capitalized terms not otherwise defined herein have the meanings assigned in the Master Loan Agreement. All references to the Master Loan Agreement contained in the Master Loan Agreement, Collateral Documents and the other Loan Documents shall mean the Master Loan Agreement as amended by the Second Amendment as further amended by this Amendment.

2. AMENDMENT TO SECOND AMENDMENT SECTION 3 – CONFIRMATION AND CLARIFICATION OF EXCLUSION OF CERTAIN GAINS AND LOSSES FROM DEFINITION OF "NET INCOME."

All references in Section 3 of the Second Amendment to "March 31, 2023" are hereby deleted and replaced with "September 30, 2023."

3. AMENDMENT TO SECOND AMENDMENT SECTION 5 – PREPAYMENT OF TERM LOAN G.

The text of Section 5 of the Second Amendment is hereby deleted and replaced with the following:

Notwithstanding anything to the contrary contained in the Master Loan Agreement, any Supplement thereto, Collateral Documents, Guaranty Agreements or any other Loan Document, and specifically including Term Note G, the Borrowers have agreed to make one or more voluntary payments totaling the sum of Twenty Million and 00/100 Dollars ($20,000,000.00), in the aggregate, on Term Loan G by no later than September 30, 2023.

4. THIRD AMENDMENT TO MASTER LOAN AGREEMENT – ADD AFFIRMATIVE COVENANT: REVOLVING NOTE RESTING PERIOD.

Notwithstanding anything to the contrary contained in the Master Loan Agreement, any Supplement thereto, Collateral Documents, Guaranty Agreements or any other Loan Document, and specifically including the Revolving Note (as amended and restated), Borrower shall cause the total outstanding principal balance of the Revolving Note to be zero (0) for at least thirty (30) consecutive days during the term of the Revolving Note, or if the term of the Revolving Note exceeds one (1) year, during each annual period ending on the anniversary of the date of the Revolving Note (the "Testing Period"). Notwithstanding the foregoing, Borrower shall have no obligation to cause a Testing Period if at the time such Testing Period would be required the Borrower has achieved a Debt Service Coverage Ratio of 1.10:1. For purposes of this section only, Debt Service Coverage Ratio shall mean a ratio, the numerator of which shall be EBITDA for the 12-month period then ended and the denominator being the sum of: (i) Debt Service for the same period; plus (ii) the aggregate amount of payments required to be paid by Borrowers by amortizing the lowest principal balance outstanding on the Revolving Note at any time during the applicable Testing Period over a hypothetical five (5)-year period at the then outstanding interest rate in effect at the time of the testing.

5. NO WAIVER.

Nothing contained herein shall be construed as a waiver by Lender of: (a) any of its rights and remedies under the Master Loan Agreement, the Loan Documents, at law or in equity; or (b) Borrowers' continued compliance with each representation, warranty, covenant and provision of the Master Loan Agreement and the other Loan Documents. Borrowers acknowledge and agree that no waiver of any provision of the Master Loan Agreement or the other Loan Documents by Lender has occurred and that nothing contained herein shall impair the right of Lender to require strict performance by Borrowers of the Master Loan Agreement and the other Loan Documents. Further, Borrowers acknowledge and agree that no delay by Lender in exercising any right, power or privilege under the Master Loan Agreement or any other Loan Document shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege thereunder shall preclude other or further exercise thereof or the exercise of any other right, power or privilege.

6. REPRESENTATIONS AND WARRANTIES.

Borrowers represent and warrant to Lender that:

(a) The execution and delivery of this Amendment is within its power and authority, has been duly authorized by all proper action on the part of Borrowers, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the organizational documents of Borrowers or the terms of any agreement, restriction or undertaking to which either Borrower is a party or by which it is bound, and do not require the approval or consent of any governmental body, agency or authority or any other person or entity other than those consents and approvals in full force and effect.

(b) This Amendment has been duly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The representations and warranties contained in the Master Loan Agreement are correct and complete as of the date of this Amendment (except to the extent such representation or warranty relates to a stated earlier date in which case it shall continue to be true and correct as of such date), and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute a Default or an Event of Default under the Master Loan Agreement.

7. MISCELLANEOUS.

(a) Expenses and Fees. Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender's outside counsel.

(b) Amendments and Waivers. This Amendment may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

(c) Headings. The headings in this Amendment are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Amendment.

(d) Affirmation. Each Party hereto affirms and acknowledges that the Master Loan Agreement as amended by this Amendment remains in full force and effect in accordance with its terms, as amended hereby.

(e) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereto by facsimile or by electronic transmission of a portable document file (PDF

or similar file) shall be as effective as delivery of a manually executed counterpart signature page hereto.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

BORROWERS:

CONTRAIL AVIATION SUPPORT, LLC

By: ______________________
Joseph Kuhn
Its: CEO

CONTRAIL AVIATION LEASING, LLC

By: ______________________
Joseph Kuhn
Its: CEO

LENDER:

OLD NATIONAL BANK

By: ______________________
Tommy Olson
Its: SVP